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                                   EXHIBIT 32
                           SECTION 1350 CERTIFICATIONS

      In connection with the Quarterly Report of Corus Bankshares, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Glickman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Corus Bankshares, Inc. and will be retained by Corus Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

      May 6, 2004                                    /s/ Robert J. Glickman
                                                     ----------------------
                                                     Robert J. Glickman
                                                     Chief Executive Officer

      In connection with the Quarterly Report of Corus Bankshares, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tim H. Taylor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Corus Bankshares, Inc. and will be retained by Corus Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

May 6, 2004                                          /s/ Tim H. Taylor
                                                     -----------------
                                                     Tim H. Taylor
                                                     Chief Financial Officer

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